Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FIRST QUARTER
	2013	2012
NET SALES	$2,487.2	$2,426.1
COSTS AND EXPENSES
Cost of sales	1,576.3	1,514.1
Gross margin	910.9	912.0
% of Net Sales	36.6%	37.6%
Selling, general and administrative	669.9	637.3
% of Net Sales	26.9%	26.3%
Operating margin	241.0	274.7
% of Net sales	9.7%	11.3%
Other - net	71.0	67.9
Restructuring charges	42.9	40.0
Income from operations	127.1	166.8
Interest - net	36.7	31.4
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	90.4	135.4
Income taxes on continuing operations	8.8	29.8
NET EARNINGS FROM CONTINUING OPERATIONS	81.6	105.6
Less: net loss attributable to non-controlling interests	(0.4)	(0.7)
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	82.0	106.3
NET (LOSS) EARNINGS FROM DISCONTINUED OPERATIONS	(0.9)	15.5
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$81.1	$121.8

BASIC EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$0.53	$0.65
Discontinued operations	(0.01)	0.09
Total basic earnings per share of common stock	$0.52	$0.74
DILUTED EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$0.52	$0.63
Discontinued operations	(0.01)	0.09
Total diluted earnings per share of common stock	$0.51	$0.72
DIVIDENDS PER SHARE	$0.49	$0.41

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	155,552	164,530
Diluted	158,994	168,948

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	March 30, 2013	December 29, 2012
ASSETS
Cash and cash equivalents	$557.5	$716.0
Accounts and notes receivable, net	1,782.7	1,537.6
Inventories, net	1,539.7	1,316.0
Assets held for sale	83.9	135.2
Other current assets	462.1	394.1
Total current assets	4,425.9	4,098.9
Property, plant and equipment, net	1,354.6	1,333.6
Goodwill and other intangibles, net	10,679.4	9,955.5
Other assets	437.6	456.0
Total assets	$16,897.5	$15,844.0
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$1,342.5	$11.5
Accounts payable	1,514.8	1,349.7
Accrued expenses	1,267.6	1,681.5
Liabilities held for sale	7.7	30.9
Total current liabilities	4,132.6	3,073.6
Long-term debt	3,494.1	3,526.5
Other long-term liabilities	2,611.7	2,516.8
Stanley Black & Decker, Inc. shareowners’ equity	6,614.7	6,667.1
Non-controlling interests’ equity	44.4	60.0
Total liabilities and equity	$16,897.5	$15,844.0

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

	FIRST QUARTER
	2013	2012
OPERATING ACTIVITIES
Net earnings from continuing operations	$81.6	$105.6
Net (loss) earnings from discontinued operations	(0.9)	15.5
Depreciation and amortization	105.8	115.8
Changes in working capital[1]	(195.0)	(152.2)
Other	(139.0)	(117.0)
Net cash used in operating activities	(147.5)	(32.3)
INVESTING AND FINANCING ACTIVITIES
Capital and software expenditures	(79.5)	(61.5)
Business acquisitions and asset disposals	(852.9)	(112.8)
Proceeds from issuances of common stock	83.2	64.6
Net short-term borrowings	1,330.5	196.8
Cash dividends on common stock	(79.1)	(69.9)
Purchases of common stock for treasury	(21.1)	(10.9)
Payment on forward stock purchase contract	(350.0)	—
Other	(42.1)	2.7
Net cash (used in) provided by investing and financing activities	(11.0)	9.0
Decrease in Cash and Cash Equivalents	(158.5)	(23.3)
Cash and Cash Equivalents, Beginning of Period	716.0	906.9
Cash and Cash Equivalents, End of Period	$557.5	$883.6

1 The change in working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	FIRST QUARTER
	2013	2012
NET SALES
Construction & DIY	$1,192.4	$1,172.0
Security	599.4	592.1
Industrial	695.4	662.0
Total	$2,487.2	$2,426.1
SEGMENT PROFIT
Construction & DIY	$169.2	$148.4
Security	55.3	69.8
Industrial	85.5	122.9
Segment Profit	310.0	341.1
Corporate Overhead	(69.0)	(66.4)
Total	$241.0	$274.7
Segment Profit as a Percentage of Net Sales
Construction & DIY	14.2%	12.7%
Security	9.2%	11.8%
Industrial	12.3%	18.6%
Segment Profit	12.5%	14.1%
Corporate Overhead	(2.8)%	(2.7)%
Total	9.7%	11.3%

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FIRST QUARTER 2013
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
Gross margin	$910.9	$13.3	$924.2
% of Net Sales	36.6%		37.2%
Selling, general and administrative	669.9	(34.3)	635.6
% of Net Sales	26.9%		25.6%
Operating margin	241.0	47.6	288.6
% of Net Sales	9.7%		11.6%
Earnings from continuing operations before income taxes	90.4	106.1	196.5
Income taxes on continuing operations	8.8	25.0	33.8
Net earnings from continuing operations	82.0	81.1	163.1
Diluted earnings per share of common stock	$0.52	$0.51	$1.03

1 Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

	FIRST QUARTER 2012
	Reported	Merger & Acquisition- Related Charges[2]	Normalized[3]
Gross margin	$912.0	$2.3	$914.3
% of Net Sales	37.6%		37.7%
Selling, general and administrative	637.3	(27.4)	609.9
% of Net Sales	26.3%		25.1%
Operating margin	274.7	29.7	304.4
% of Net Sales	11.3%		12.5%
Earnings from continuing operations before income taxes	135.4	79.8	215.2
Income taxes on continuing operations	29.8	20.7	50.5
Net earnings from continuing operations	106.3	58.9	165.2
Diluted earnings per share of common stock	$0.63	$0.35	$0.98

2 Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

 3 The normalized 2013 and 2012 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP CASH FLOW FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

	FIRST QUARTER 2013
	Reported	Merger & Acquisition- Related Charges and Payments[1]	Normalized[4]
Free Cash Flow Computation[3]
Net cash used in operating activities	$(147.5)	83.4	$(64.1)
Less: capital and software expenditures	(79.5)	11.1	(68.4)
Free Cash Outflow (before dividends)	$(227.0)		$(132.5)

1 Merger and acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

	FIRST QUARTER 2012
	Reported	Merger & Acquisition- Related Charges and Payments[2]	Normalized[4]
Free Cash Flow Computation[3]
Net cash (used in) provided by operating activities	$(32.3)	61.5	$29.2
Less: capital and software expenditures	(61.5)	23.6	(37.9)
Free Cash Outflow (before dividends)	$(93.8)		$(8.7)

2 Merger and acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

3, 4 Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized cash flow and free cash flow, as reconciled above, are considered meaningful pro forma metrics to aid the understanding of the Company's cash flow performance aside from the material impact of merger and acquisition-related activities.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

	FIRST QUARTER 2013
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
SEGMENT PROFIT
Construction & DIY	$169.2	$3.3	$172.5
Security	55.3	6.4	61.7
Industrial	85.5	12.4	97.9
Segment Profit	310.0	22.1	332.1
Corporate Overhead	(69.0)	25.5	(43.5)
Total	$241.0	$47.6	$288.6
Segment Profit as a Percentage of Net Sales
Construction & DIY	14.2%		14.5%
Security	9.2%		10.3%
Industrial	12.3%		14.1%
Segment Profit	12.5%		13.4%
Corporate Overhead	(2.8)%		(1.7)%
Total	9.7%		11.6%

 [1] Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

	FIRST QUARTER 2012
	Reported	Merger & Acquisition- Related Charges[2]	Normalized[3]
SEGMENT PROFIT
Construction & DIY	$148.4	$3.3	$151.7
Security	69.8	6.9	76.7
Industrial	122.9	2.0	124.9
Segment Profit	341.1	12.2	353.3
Corporate Overhead	(66.4)	17.5	(48.9)
Total	$274.7	$29.7	$304.4
Segment Profit as a Percentage of Net Sales
Construction & DIY	12.7%		12.9%
Security	11.8%		13.0%
Industrial	18.6%		18.9%
Segment Profit	14.1%		14.6%
Corporate Overhead	(2.7)%		(2.0)%
Total	11.3%		12.5%

 2 Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

3 The normalized 2013 and 2012 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s segment profit results aside from the material impact of the merger and acquisition-related charges.